                               NOTICE OF EXCHANGE

              TO TENDER FOR EXCHANGE COMMON AND/OR PREFERRED UNITS

                                       OF

                      WALDEN/DREVER OPERATING PARTNERSHIP
                           PURSUANT TO THE PROSPECTUS

                                       BY

                      WALDEN RESIDENTIAL PROPERTIES, INC.
          UNITS TENDERED FOR EXCHANGE MAY NOT BE WITHDRAWN AT ANY TIME
                  AFTER SUCH UNITS ARE TENDERED FOR EXCHANGE.

                             To the Exchange Agent:


                                BANK BOSTON, NA



        By Mail:               By Overnight Mail or Courier:                    By Hand:
     Bank Boston, NA                  Bank Boston, NA                   Securities Transfer and
  Attention: Corporate              Attention: Corporate                Reporting Services, Inc.
     Reorganization                    Reorganization                 100 William Street, Galleria
      P.O. Box 8029                  150 Rexall Street                     New York, NY 10038
  Boston, MA 02266-8029               Canton, MA 02021
                                         Telephone:
                                       (781) 575-3210


     THE DOCUMENTS ACCOMPANYING THIS NOTICE OF EXCHANGE AND THE INSTRUCTIONS INCLUDED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF EXCHANGE IS COMPLETED.

     DELIVERY OF THIS NOTICE OF EXCHANGE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS NOTICE OF EXCHANGE WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 AND NON-FOREIGN TAX AFFIDAVIT PROVIDED BELOW.

     The undersigned acknowledges that he has received and reviewed the Prospectus (the "Prospectus") of Walden Residential Properties, Inc., a Maryland corporation (the "Company"), and this Notice of Exchange (the "Notice of Exchange"). The Prospectus and Notice of Exchange together describe the terms and conditions of the right of the holders of certain units (each a "Holder") of Walden/Drever Operating Partnership (the "Partnership"), pursuant to Article 11 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") of the Partnership to exchange (i) Class B Common Units (a "Common Unit") of the Partnership for one share of common stock, par value $.01 per share (the "Common Stock"), of the Company and (ii) Class B Preferred Units (a "Preferred Unit") of the Partnership for one share of 9% Redeemable Preferred Stock, par value $.01 per share (the "Redeemable Preferred Stock"), of the Company and three and one-third Series B Warrants (the "Warrants") of the Company, respectively (the "Exchange"). The Class B Common Units and the Class B Preferred Units are collectively referred to herein as the "Units." The Common Stock, Redeemable Preferred Stock and the Warrants are collectively referred to herein as the "Walden Securities."

     Any Units not exchanged will remain restricted securities and may be resold only (i) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and (ii) in accordance with the terms of the Partnership Agreement.


     Upon the terms and subject to the conditions set forth in the Partnership Agreement, the Prospectus and this Notice of Exchange, the Company will exchange
(i) one share of Common Stock registered under the Securities Act pursuant to a registration statement on Form S-11 filed by the Company (the "Registration Statement"), plus, at the election of the Company, cash and/or whole shares of Common Stock in an amount equal to such Holder's Proportionate Prior Unpaid Class B Common Distributions (as defined in the Partnership Agreement), if any, for each Common Unit properly tendered for exchange; and (ii) one share of Redeemable Preferred Stock and three and one-third Warrants registered under the Securities Act pursuant to the Registration Statement plus, at the election of the Company, cash and/or whole shares of Redeemable Preferred Stock in an amount equal to such Holder's Proportionate Current Unpaid Preferred Distributions (as defined in the Partnership Agreement), if any, for each Preferred Unit properly tendered for exchange. In order to exchange Units, a Holder must deliver to Bank Boston, NA, as Exchange Agent (the "Exchange Agent"), (a) a properly completed Notice of Exchange, and (b) any certificates representing Units. A Holder may only tender for exchange a minimum of the lesser of (x) 100 Common or Preferred Units or (y) the total number of Units held by such Holder. If a Holders' Units are not properly tendered for exchange, such Holder will not receive Walden Securities.


     No alternative, conditional or contingent tenders for exchange will be accepted. A tendering Holder, by execution of this Notice of Exchange, waives all rights to receive notice of acceptance of such Holder's Units for exchange. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                   PLEASE READ THIS ENTIRE NOTICE OF EXCHANGE
                  CAREFULLY BEFORE COMPLETING ANY INFORMATION

     List below the Units that are to be tendered for exchange pursuant to this Notice of Exchange. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the list to this Notice of Exchange.

-----------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF UNITS TENDERED
-----------------------------------------------------------------------------------------------------------------------
                                                                                Number of Units        Number of Units
    Name(s) and Address(es) of Holder(s)              Certificate                 Represented           Tendered for
         (Please fill in, if blank)                    Number(s)               by Certificate(s)         Exchange(1)
-----------------------------------------------------------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

                                                ---------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 Total Number of Units Tendered for Exchange
-----------------------------------------------------------------------------------------------------------------------
 (1)  Unless otherwise indicated in this column, any Holder tendering Units for exchange will be deemed to have tendered the entire number of Units indicated in the column labeled "Number of Units Represented by
      Certificate(s)". See Instruction 5.
-----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Only registered Holders are entitled to tender their Units. Persons who are beneficial owners of Units but are not registered Holders and who seek to tender Units for exchange should (i) contact the registered Holder of such Units and instruct such registered Holder to tender for exchange on his behalf, (ii) obtain and include with this Notice of Exchange certificates representing the Units to be exchanged properly endorsed for transfer by the registered Holder or
(iii) effect a record transfer of such Units from the registered Holder to such beneficial owner and comply with the requirements applicable to registered Holders for tendering Units for exchange. See "Procedure to Exchange Units" in the Prospectus.

     To: Walden Residential Properties, Inc. (the "Company")


     Upon the terms and subject to the conditions of the Partnership Agreement, the Prospectus and this Notice of Exchange (collectively, the "Exchange"), the undersigned hereby tenders to the Company for exchange, the Units indicated above. Subject to, and effective upon, acceptance for exchange of the Units tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all such Units tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Units, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Units, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such Units for transfer on the relevant register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Units (except that the Exchange Agent will have no rights to, or control of, except as agent for the Company, the Walden Securities delivered in connection with the Exchange) all in accordance with the terms of the Exchange.


     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER FOR EXCHANGE, SELL, ASSIGN AND TRANSFER THE UNITS TENDERED FOR EXCHANGE HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND PURCHASE OF THE UNITS TENDERED FOR EXCHANGE HEREBY. THE UNDERSIGNED HAS READ THE PROSPECTUS AND THIS NOTICE OF EXCHANGE AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE. DELIVERY OF ENCLOSED UNITS SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH UNITS SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT.

     All authority conferred or agreed to be conferred pursuant to this Notice of Exchange and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Units properly tendered may not be withdrawn at any time subsequent to their tender for exchange.

     In the event a Holder submits a nonconforming tender of Units for exchange, all such Units will be returned to the undersigned without cost to the undersigned as soon as practicable following the discovery of such nonconformity, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, the Exchange Agent will issue the Walden Securities for Units properly tendered hereby for exchange and/or return any certificates representing Units not properly tendered for exchange in the name(s) of the Holder(s) appearing under "Description of Units Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the Walden Securities, and/or any certificates representing Units not tendered for exchanged or not accepted for exchange (and accompanying documents, as appropriate) to be returned will be sent to the address(es) of the Holder(s) appearing under "Description of Units Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the Walden Securities will be issued, if applicable, and the certificates representing any Units not tendered for exchange (and any accompanying documents, as appropriate) will be returned in the name of, and delivered to, the person or persons so indicated. The undersigned recognizes that neither the Exchange Agent nor the Company has any obligation pursuant to the Special Issuance Instructions to transfer any Units from the name of the Holder thereof if the Company does not accept for exchange any of the Units so tendered due to a failure to properly tender such Units for exchange.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the certificates representing the Walden Securities and/or certificates representing Units not tendered for exchange are to be issued in the name of someone other than the undersigned.

Issue Certificate(s) to:

Name:
                                     (Please Print)

Address:
                               (Include Zip Code)
              (Taxpayer Identification or Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the Walden Securities and/or certificates representing the Units not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name:
                                     (Please Print)

Address:
                               (Include Zip Code)
              (Taxpayer Identification or Social Security Number)

                                   SIGNATURES

                                HOLDERS OF UNITS

                                   SIGN HERE
            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                            THIS NOTICE OF EXCHANGE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      (Signature(s) of Holder(s) of Units)

Date: ________________, ____

 (Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Units or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title):

Name(s):
                             (Please Type or Print)

Address:
                               (Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.

                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE

     1. BENEFICIAL OWNERS. Persons who are beneficial owners of Units but are not Holders and who seek to tender Units for exchange should (i) contact the Holder of such Units and instruct such Holder to tender on his behalf, (ii) obtain and include with this Notice of Exchange Units properly endorsed for transfer by the Holder, or (iii) effect a record transfer of such Units from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering Units. See Instruction 6.

     2. REQUIREMENTS OF TENDER FOR EXCHANGE. For a Holder to properly tender Units for exchange, a properly completed and duly executed Notice of Exchange (or a facsimile thereof), together with any other documents required by these Instructions, must be received by the Exchange Agent at one of the addresses set forth on the cover hereof and certificates representing such Units must also be received by the Exchange Agent at such address.

     THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING UNITS, THIS NOTICE OF EXCHANGE AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

     3. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of Units for exchange may not be withdrawn once submitted to the Exchange Agent.

     4. PARTIAL EXCHANGES. If fewer than the entire number of Units evidenced by a submitted certificate are tendered for exchange, the tendering Holder should fill in the applicable amount of the Units that are to be tendered in the box entitled "Description of Units Tendered." The entire number of Units represented by the certificates for all Units delivered to the Exchange Agent will be deemed to have been tendered for exchange unless otherwise indicated. If the entire number of Units is not tendered for exchange, new certificate(s) representing the remainder of the number of Units that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable.

     5. SIGNATURES ON THIS NOTICE OF EXCHANGE. If this Notice of Exchange is signed by the Holder(s) of the Units tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration or any change whatsoever.

     If any of the Units tendered hereby are owned of record by two or more joint owners, all such owners must sign this Notice of Exchange. If any tendered Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Notices of Exchange as there are names in which certificates are held.

     If this Notice of Exchange or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Notice of Exchange is signed by the Holder(s) of the Units listed and transmitted hereby, no endorsements of certificates are required unless certificates for Units not tendered for exchange are to be issued to, a person other than the Holder(s).

     6. TRANSFER TAXES. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Units to it or its order pursuant to the Exchange. If, however, the Walden Securities are to be registered in the name of any person other than the Holder(s), or if certificates tendered for exchange are registered in the name of any person other than the person(s) signing this Notice of Exchange, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person will be due from the Holder prior to completion of the exchange unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Notice of Exchange.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If Walden Securities are to be issued in the name of, and/or certificates representing Units not exchanged are to be returned to, a person other than the person(s) signing this Notice of Exchange or if Walden Securities are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Notice of Exchange or to an address other than that shown above, the appropriate boxes on this Notice of Exchange should be completed.

     8. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange and accept for exchange any Units tendered for exchange

     9. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered Units are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Company (the "Payor"), with his or her correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the interest paid on the Exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that he is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If the Units are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status." Such form may be obtained from the Payor.

     10. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any Holder whose certificates representing Units have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.


     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Company at (972) 788-0510. Additional copies of the Prospectus, this Notice of Exchange and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

                         TO BE COMPLETED BY ALL PAYEES
                              (SEE INSTRUCTION 9)

-----------------------------------------------------------------------------------------------------------------------
 PAYOR'S NAME:
-----------------------------------------------------------------------------------------------------------------------
                                 Name
 SUBSTITUTE
 FORM W-9                        Address
                                                                  (Number and Street)
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE             (City)                          (State)                   (Zip Code)
 PAYOR'S REQUEST FOR
 TAXPAYER
 IDENTIFICATION NUMBER (TIN)
 AND CERTIFICATION
                                 ------------------------------------------------------------------------------------
                                    PART 1 -- PLEASE PROVIDE YOUR TIN
                                    IN THE BOX AT RIGHT AND CERTIFY BY                            TIN
                                    SIGNING AND DATING BELOW                          (Social Security Number or
                                                                                    Employer Identification Number
                                ------------------------------------------------------------------------------------


                                    PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
                                    (SEE INSTRUCTIONS)
                                 ------------------------------------------------------------------------------------

                        PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT

                          (1) The number shown on this form is my correct TIN
                              (or I am waiting for a number to be issued to me), and

                          (2) I am not subject to backup withholding because:
                              (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        SIGNATURE   DATE ________________________
--------------------------------------------------------------------------------

You must cross out Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered an application to receive a taxpayer identification number of the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor, the Payor is required to withhold 31 percent of all cash payments made to me until I provide a number.

SIGNATURE   DATE ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             TO THE EXCHANGE AGENT:


                                BANK BOSTON, NA



        By Mail:               By Overnight Mail or Courier:                    By Hand:
     Bank Boston, NA                  Bank Boston, NA                   Securities Transfer and
  Attention: Corporate              Attention: Corporate                Reporting Services, Inc.
     Reorganization                    Reorganization                 100 William Street, Galleria
      P.O. Box 8029                  150 Rexall Street                     New York, NY 10038
  Boston, MA 02266-8029               Canton, MA 02021
                                         Telephone:
                                       (781) 575-3120